UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2020

AVROBIO, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38537	81-0710585
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Kendall Square

Building 300, Suite 201

Cambridge, MA 02139

(Address of principal executive offices, including zip code)

(617) 914-8420

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	AVRO	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On November 19, 2020, AVROBIO, Inc., a Delaware corporation (the “Company”), entered into an underwriting agreement (the “Underwriting Agreement”) with Morgan Stanley & Co. LLC and Cowen and Company, LLC, as representatives of the several underwriters listed therein (the “Underwriters”), related to an underwritten public offering (the “Offering”) of 5,000,000 shares (the “Shares”) of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), at a public offering price of $15.00 per Share, before underwriting discounts and commissions. Pursuant to the terms of the Underwriting Agreement, the Company granted the Underwriters an option, exercisable for 30 days, to purchase up to an additional 750,000 shares of Common Stock. The gross proceeds to the Company, before deducting the underwriting discounts and commissions and estimated expenses associated with the Offering payable by the Company, are expected to be approximately $75 million (assuming the Underwriters do not exercise their option to purchase additional shares). The closing of the Offering is expected to occur on or about November 24, 2020, subject to the satisfaction of customary closing conditions.

The Shares are being offered and sold pursuant to a prospectus dated January 14, 2020 and a prospectus supplement dated November 19, 2020 (the “Prospectus Supplement”), in connection with a takedown from the Company’s shelf registration statement on Form S-3 (Registration No. 333-235641) (the “Registration Statement”), which the U.S. Securities and Exchange Commission declared effective on January 14, 2020.

The Underwriting Agreement contains customary representations, warranties, covenants, conditions to closing, indemnification and other obligations of the parties and termination provisions.

A copy of the legal opinion of Goodwin Procter LLP, relating to the validity of the Shares issued in the Offering, is filed as Exhibit 5.1 to this Current Report on Form 8-K and is filed with reference to, and is hereby incorporated by reference into, the Registration Statement.

The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the text of the Underwriting Agreement, which is included as Exhibit 1.1 to this Current Report on Form 8-K and incorporated by reference herein.

The Underwriting Agreement has been filed with this Current Report on Form 8-K to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about the Company. The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of such agreement and as of specific dates, and were solely for the benefit of the parties to such agreement.

Item 8.01	Other Events.

On November 19, 2020, the Company issued a press release announcing the commencement of the Offering. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On November 19, 2020, the Company issued a press release announcing its entry into the Underwriting Agreement. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

1.1	Underwriting Agreement, dated November 19, 2020, between AVROBIO, Inc. Morgan Stanley & Co. LLC and Cowen and Company, LLC, as representatives of the several underwriters named therein.

5.1	Opinion of Goodwin Procter LLP.

23.1	Consent of Goodwin Procter LLP (included in its opinion filed as Exhibit 5.1).

99.1	Press release dated November 19, 2020.

99.2	Press release dated November 19, 2020.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

Forward Looking Statements

This Current Report on Form 8-K and certain of the materials furnished or filed herewith contains forward-looking statements, including statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements may be identified by words and phrases such as “aims,” “anticipates,” “believes,” “could,” “designed to,” “estimates,” “expects,” “forecasts,” “goal,” “intends,” “may,” “plans,” “possible,” “potential,” “seeks,” “will,” and variations of these words and phrases or similar expressions that are intended to identify forward-looking statements. These forward-looking statements include, without limitation, statements regarding the completion, timing and anticipated size of the proposed offering and the anticipated use of proceeds therefrom. Any such statements that are not statements of historical fact may be deemed to be forward-looking statements.

Any forward-looking statements are based on AVROBIO’s current expectations, estimates and projections only as of the date of this release and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to, completion of the proposed public offering on the anticipated terms, or at all, market conditions and the satisfaction of customary closing conditions related to the proposed public offering. For a discussion of these and other risks and uncertainties, and other important factors, any of which could cause AVROBIO’s actual results to differ materially and adversely from those contained in the forward-looking statements, see the section entitled “Risk Factors” in AVROBIO’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 and our subsequent periodic reports on Form 10-Q, as well as discussions of potential risks, uncertainties, and other important factors in our other filings with the SEC, including those contained or incorporated by reference in the Prospectus Supplement relating to the Offering filed with the SEC. AVROBIO explicitly disclaims any obligation to update any forward-looking statements except to the extent required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVROBIO, INC.

Date: November 20, 2020	By:	/s/ Geoff MacKay
Geoff MacKay
President and Chief Executive Officer

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